                                                      1933 Act File No. 2-34038
                                                      1940 Act File No. 811-1861


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                    [ x ]

                  Pre-Effective  Amendment No.                             [   ]
                                               ------
                  Post-Effective Amendment No.   35                        [ x ]
                                               ------

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   [ x ]

                  Amendment No.   35
                                  ---
                                SENTRY FUND, INC.
--------------------------------------------------------------------------------
                  (Exact Name of Registrant as Specified in Charter)

           1800 North Point Drive, Stevens Point, Wisconsin 54481
--------------------------------------------------------------------------------
             (Address of Principal Executive Offices and Zip Code)

                             Telephone (715)346-6000
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                    John A. Stenger
                    Sentry Fund, Inc.
                    1800 North Point Drive
                    Stevens Point, Wisconsin 54481
--------------------------------------------------------------------------------
                    (Name and Address of Agent for Service)


It is proposed that this filing will become effective (check appropriate box)

[ ]   immediately upon filing pursuant to paragraph (b)

[X]   on March 1, 1998, pursuant to paragraph (b)

[ ]   60 days after filing pursuant to paragraph (a)(1)

[ ]   on (date) pursuant to paragraph (a)(1)

[ ]   75 days after filing pursuant to paragraph (a)(2)

[ ]   on (date) pursuant to paragraph (a)(2) of Rule 485


If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously-filed post-effective amendment.

                     SENTRY FUND, INC. CROSS REFERENCE SHEET



REGISTRATION STATEMENT         PROSPECTUS                REGISTRATION STATEMENT     STATEMENT OF
      Item No.                 Page                      Item No.                   ADDITIONAL
                                                                                    INFORMATION
----------------------         -----------               ----------------------     ------------
                                                                                PAGE
                                                                                ----
         PART A
         ------
1.   Cover Page                    1           20.      Tax Status                B-11, B-12

2.   Synopsis                      2           21.      Underwriters              B-9, B-10

3.   Condensed Financial                       22.      Calculation of            B-11
     Information                   3                    Performance Data

4.   General Description                       23.      Financial Statements      B-13 - B-18
     of Registrant                 4

5.   Management of the Fund        5

6.   Capital Stock and Other
     Securities                   10

7.   Purchase of Securities
     Being Offered               6-8

8.   Redemption or Repurchase    8-9

9.   Legal Proceedings            N


                                 STATEMENT OF
                                  ADDITIONAL
         PART B                INFORMATION PAGE
         ------                ----------------
10.  Cover Page                     B-1

11.  Table of Contents              B-2

12.  General Information            N
     and History

13.  Investment Objectives          B-3, B-4, B-5, B-6
     and Policies

14.  Management of the              B-6, B-7
     Registrant

15.  Control Persons and            B-7
     Principal Holders of
     Securities

16.  Investment Advisory            B-7, B-8
     and Other Services

17.  Brokerage Allocation           B-8, B-9

18.  Capital Stock and              B-12
     Other Securities

19.  Purchase, Redemption           B-10, B-11
     and Pricing of Secur-
     ities Being Offered



N signifies omitted either because answer was in the negative or item inapplicable.

                                    PART A

INVESTMENT ADVISER

          Sentry Investment Management, Inc.
          1800 North Point Drive
          Stevens Point, Wisconsin 54481

UNDERWRITER

          Sentry Equity Services, Inc.
          1800 North Point Drive
          Stevens Point, Wisconsin 54481

CUSTODIAN

          Citibank, N.A.
          399 Park Avenue
          New York, New York 10022

LEGAL COUNSEL

          Godfrey & Kahn, S.C.
          780 North Water Street
          Milwaukee, Wisconsin 53202

INDEPENDENT ACCOUNTANTS

          Coopers & Lybrand L.L.P.
          203 North LaSalle Street
          Chicago, Illinois 60601




    SENTRY FUND, INC.


         [PHOTO]


    No sales charges

   No redemption fees

      No 12b-1 fees

       PROSPECTUS
     AND APPLICATION
      MARCH 1, 1998
[SENTRY FUND, INC. LOGO]

30-43                                 2-98

SENTRY FUND, INC.

1800 North Point Drive o Stevens Point, Wisconsin 54481

Telephone: (800) 533-7827


                                   PROSPECTUS

                                  MARCH 1, 1998

Sentry Fund, Inc. (the "Fund") is a diversified, open-end management investment company with the primary investment objective of long-term capital growth. The Fund is designed for investors who have an investment objective compatible with that of the Fund. Portfolio assets will usually be invested in selected common stocks or securities having the principal characteristics of, or are convertible into, common stocks.

Shares of the Fund are offered to the public without a sales charge on a continuous basis through representatives of the Fund's underwriter, Sentry Equity Services, Inc.

This Prospectus concisely sets forth information about the Fund that a prospective investor should know before investing. Please keep this Prospectus for future reference.

A Statement of Additional Information dated March 1, 1998, incorporated herein by reference and containing further information about the Fund, has been filed with the Securities and Exchange Commission. A copy may be obtained at no charge by calling or writing Sentry Equity Services, Inc., 1800 North Point Drive, Stevens Point, WI 54481, (800) 533-7827.

This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, shares of the Fund in any jurisdiction in which such may not lawfully be made.

                 ---------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                              SUMMARY OF EXPENSES

SHAREHOLDER TRANSACTION EXPENSES

  Maximum Sales Load Imposed on Purchases....................   None
  Maximum Sales Load Imposed on Reinvested Dividends.........   None
  Deferred Sales Load........................................   None
  Redemption Fees............................................   None
  Exchange Fees..............................................   None

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

  Management Fees............................................  .75%
  12b-1 Fees.................................................  None
  Other Operating Expenses...................................  .08%
                                                               ----
  Total Fund Operating Expenses..............................  .83%

EXAMPLE

The following example illustrates the expenses an investor would pay on a $1,000 investment assuming (1) 5% annual return and (2) redemption at the end of each time period. As noted in the table above, the Fund does not charge a redemption fee.

         1 Year            3 Years          5 Years           10 Years
         ------            -------          -------           --------
           $9                $27              $47               $105

The purpose of the preceding table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The example contained in the table should not be considered a representation of past or future expenses, and actual expenses may be greater or less than those shown. The example assumes a 5% annual rate of return pursuant to the requirements of the Securities and Exchange Commission and is not intended to be representative of past or future performance of the Fund.

The expenses reflected in the table are based upon expenses incurred during the fiscal year ended October 31, 1997. For more information concerning expenses, see "Management of the Fund."

FINANCIAL HIGHLIGHTS

The following annual financial highlights for the Fund have been audited by Coopers & Lybrand L.L.P., independent accountant. The auditor's report is contained in the Fund's Statement of Additional Information, a copy of which is available by writing to or calling Sentry Equity Services, Inc., 1800 North Point Drive, Stevens Point, Wisconsin, 54481, (800) 533-7827. The financial highlights should be read in conjunction with the Fund's financial statements and related notes included in the Fund's Annual Report. Additional information about the Fund's performance is contained in the Fund's Annual Report, which may be obtained without charge by calling or writing Sentry Equity Services, Inc., at the above address or toll-free number. The following table presents information relating to a share of common stock of the Fund outstanding for the entire period.





                                                                Year Ended October 31
                                           ---------------------------------------------------------------
                                             1997          1996          1995        1994           1993
                                           --------      --------      --------    --------       --------
Net Asset Value,
 Beginning of Period                       $  18.19      $  16.29      $  15.39    $  15.93       $  15.17
                                           --------      --------      --------    --------       --------

Income From Investment Operations
---------------------------------
 Net Investment Income                         0.13          0.17          0.18        0.18           0.23
 Net Realized and Unrealized Gains
  (Losses) on Investments                      6.70          3.01          1.65        0.53           1.12
                                           --------      --------      --------    --------       --------
Total from Investment Operations               6.83          3.18          1.83        0.71           1.35

Less Distributions
------------------
 Dividends From Net
  Investment Income                           (0.16)        (0.17)        (0.17)      (0.22)         (0.23)
 Distributions From Net
  Realized Gains                               (.91)        (1.11)        (0.76)      (1.03)         (0.36)
                                           --------      --------      --------    --------       --------
Total Distributions                           (1.07)        (1.28)        (0.93)      (1.25)         (0.59)

Net Asset Value, End of Period             $  23.95      $  18.19      $  16.29    $  15.39       $  15.93
                                           ========      ========      ========    ========       ========
Total Return                                  39.23%        20.60%        12.97%       4.86%          9.17%

Ratios/Supplemental Data
------------------------
Net Assets, End of Period
 (in Thousands)                            $118,278      $ 97,154      $ 84,374      79,622       $ 76,315
Ratio of Expenses to
 Average Net Assets                            0.83%         0.84%         0.86%       0.86%          0.87%
Ratio of Net Investment Income
 to Average Net Assets                         0.61%         0.95%         1.17%       1.19%          1.48%
Portfolio Turnover Rate                       40.75%        28.28%        26.54%      16.31%         22.34%
Average Commission Rate*                   $    .04      $    .03


                                                                Year Ended October 31
                                           ---------------------------------------------------------------
                                             1992          1991          1990        1989           1988
                                           --------      --------      --------    --------       --------
Net Asset Value,
 Beginning of Period                       $  15.34      $  12.04      $  13.72    $  11.78      $   11.97
                                           --------      --------      --------    --------       --------

Income From Investment Operations
---------------------------------
 Net Investment Income                         0.29          0.36          0.36        0.37           0.22
 Net Realized and Unrealized Gains
  (Losses) on Investments                      1.03          3.95         (0.92)       2.13           1.29
                                           --------      --------      --------    --------       --------
Total from Investment Operations               1.32          4.31         (0.56)       2.50           1.51

Less Distributions
------------------
 Dividends From Net
  Investment Income                           (0.35)        (0.36)        (0.39)      (0.26)         (0.23)
 Distributions From Net
  Realized Gains                              (1.14)        (0.65)        (0.73)      (0.30)         (1.47)
                                           --------      --------      --------    --------       --------
Total Distributions                           (1.49)        (1.01)        (1.12)      (0.56)         (1.70)

Net Asset Value, End of Period             $  15.17      $  15.34      $  12.04    $  13.72       $  11.78
                                           ========      ========      ========    ========       ========
Total Return                                   9.09%        37.59%       - 4.59%      22.18%         16.09%

Ratios/Supplemental Data
------------------------
Net Assets, End of Period
 (in Thousands)                            $ 69,454      $ 60,931      $ 43,866    $ 46,277       $ 41,758
Ratio of Expenses to
 Average Net Assets                            0.88%         0.84%         0.69%       0.65%          0.66%
Ratio of Net Investment Income
 to Average Net Assets                         1.95%         2.56%         2.84%       2.90%          1.85%
Portfolio Turnover Rate                       12.58%         2.53%        29.85%      14.56%         19.41%
Average Commission Rate*



*Disclosure required, effective for periods beginning after September 1, 1995.

THE FUND

Sentry Fund, Inc. (the "Fund") is a corporation organized under the laws of Maryland on May 9, 1969. It is a no-load, diversified, open-end management investment company, commonly called a "mutual fund." It combines amounts invested by its shareholders who have similar investment goals, and in turn invests those amounts by purchasing securities of companies selected by its investment adviser from a number of different industries.


THE FUND'S INVESTMENT POLICY

Investment Objectives

The primary investment objective of the Fund is to seek long-term capital growth. Income considerations are secondary to the objective of capital appreciation in the selection of portfolio investments. The Fund's investment objective may be changed by vote of the Board of Directors; however, the Fund expects that the objective would not be changed without the affirmative vote of a majority of the outstanding voting securities of the Fund. The Fund intends to diversify its investments among a number of different industries rather than concentrate in a particular industry or group of industries. However, the Fund's emphasis is on a continuing, careful selection of industries and securities of companies within those industries which are thought by the Fund's investment adviser to have good potential for growth rather than upon wide diversification. Diversification does not eliminate the risks inherent in any equity investment.

The Fund invests primarily, and under normal market conditions expects to invest most of its assets, in common stocks and securities convertible into common stock (or securities with attached rights or warrants to purchase common stock), which the Fund's investment adviser believes to offer favorable long-term growth prospects. The Fund may also, from time to time, invest in bonds or preferred stocks when the Fund's investment adviser believes it consistent with the Fund's investment objective. If the Fund's investment adviser believes that economic or market conditions warrant a defensive portfolio, the Fund may also invest all or a substantial portion of its assets in cash and bonds, preferred stocks or other fixed income obligations and short-term obligations. Fixed income securities purchased by the Fund will primarily be rated investment-grade or determined to be comparable by the Fund's investment adviser.

Restrictions

The Fund may borrow money but only from banks as a temporary measure for extraordinary or emergency purposes and then not in excess of the lesser of 5% of the current value of the Fund's total assets or 10% of the Fund's gross assets taken at cost. The Fund will not borrow to increase income (leveraging) and, therefore, will not make any subsequent investments while loans greater than 5% of the Fund's assets are outstanding.

The Fund will not invest more than 25% of the current value of its total assets in a particular industry or group of industries.

The Fund will not invest more than 5% of the current value of its total assets in the securities of any one issuer (other than United States government securities) or purchase more than 10% of the outstanding voting securities of any one class of any one issuer.

The Fund has adopted certain other investment restrictions which are presented in the Statement of Additional Information and which together with the investment restrictions outlined above cannot be changed without approval by the holders of a majority of its outstanding voting shares.

The Fund has also adopted the following restriction which may be changed by the Board of Directors of the Fund without shareholder approval. The Fund will not invest in securities which are not readily saleable by the Fund, including securities with legal or contractual restrictions on resale if, as a result thereof, more than 10% of the Fund's total assets (taken at market value at time of purchase) would be invested in such securities.

The Fund permits investment in securities issued by broker-dealers that execute the Fund's portfolio brokerage transactions. The Fund will not invest more than 5% of the value of its total assets in the securities of any one such issuer nor will the Fund own more than 5% of a class of such an issuer's equity securities nor more than 10% of the outstanding principal amount of such issuer's debt securities.

Risk

The Fund's investments are subject to market fluctuations and risks inherent in all securities, and there can be no assurance that the Fund's investment objective will be realized. The Fund may invest from time to time in small companies or companies with little operating experience, and these investments may be subject to greater-than-average risks. For more information, please see the Statement of Additional Information.


MANAGEMENT OF THE FUND

The business and affairs of the Fund are managed under the direction of its Board of Directors in accordance with the laws of the State of Maryland. Sentry Investment Management, Inc. (the "Adviser"), the Fund's investment adviser, manages and directs, subject to the review of the Fund's Board of Directors, the investment and reinvestment of the Fund's assets including determining an investment program for the Fund and placing orders for the purchase and sale of securities for the Fund's portfolio. The Adviser is located at 1800 North Point Drive, Stevens Point, Wisconsin, and is a wholly-owned subsidiary of Sentry Insurance a Mutual Company ("Sentry Insurance"). The Adviser, which has been in the business of rendering investment advice for over 22 years, also provides investment management services to Sentry Insurance and other affiliated companies.

Keith E. Ringberg, Senior Portfolio Manager, is primarily responsible for the day-to-day management of the Fund's portfolio and has been employed by the Adviser for the past 22 years. Mr. Ringberg has managed the Fund's portfolio for the past 14 years.

During the fiscal year ended October 31, 1997, the Fund's expenses were .83% of the Fund's average net assets. If the total expenses of the Fund (excluding taxes, portfolio brokerage commissions and interest, but including the investment advisory fee) exceed the sum of 11/2% of the first $30,000,000 and 1% of the balance of the average daily net asset value of the Fund in any one fiscal year, the Adviser will reimburse the Fund for such excess. This expense limitation is taken into consideration with each payment of the management fee.

For the fiscal year ended October 31, 1997, the fee paid by the Fund to the Adviser was .75% of the Fund's average net assets.


THE FUND'S UNDERWRITER AND
TRANSFER AGENT

Sentry Equity Services, Inc. ("Sentry Equity"), 1800 North Point Drive, Stevens Point, Wisconsin, a wholly-owned subsidiary of Sentry Insurance, and therefore affiliated with the Adviser and the Fund, acts as underwriter for the Fund pursuant to an Underwriter Agreement (the "Agreement"). Sentry Equity, a member of the National Association of Securities Dealers, Inc., is registered with the Securities and Exchange Commission as a broker-dealer and is licensed as a broker-dealer by various state authorities.

The Agreement provides that Sentry Equity is to use its best efforts to offer to the public on a continuous basis shares of the Fund through its sales agents. Most sales agents also serve as insurance representatives of the Sentry Insurance companies. Sales representatives receive a commission from Sentry Equity of 1% on all sales of Fund shares.

Sentry Equity also serves the Fund under a separate Agency Agreement as Transfer Agent, Dividend Disbursing Agent and Plan Agent, which includes the maintenance of shareholder records. For these services, Sentry Equity is paid an annual fee of $8.50 per account.


NET ASSET VALUE

Shares of the Fund are sold at the net asset value per share next determined after receipt of the order by Sentry Fund, Inc. in Stevens Point, Wisconsin. However, orders received by dealers or other financial services firms prior to the close of trading on the New York Stock Exchange and received by the Fund prior to the close of its business day will be confirmed at a price based on the net asset value effective as of the close of the Exchange on that day.

The net asset value per share is computed as of the close of trading (generally, 4:00 p.m. eastern time) on the New York Stock Exchange each day on which the Exchange is open for trading or on any other day on which there is a sufficient degree of trading in the underlying assets of the Fund such that the Fund's net asset value may be materially affected. The net asset value of the Fund's shares is determined by dividing the value of its total assets, less its liabilities, by the total number of shares outstanding. Securities for which market quotations are not readily available, and other assets of the Fund, are valued at fair value as determined in good faith by the Fund's Board of Directors. Portfolio securities which are traded or listed on a national securities exchange are valued at the last sales price thereof at the time of computation or, if there has been no sale on that day, at the last bid price. Securities traded on the over-the-counter market are valued at the mean between the last quoted bid and asked prices at the time of computation, or in the case of National Market Issues, the last sales price.


HOW TO PURCHASE SHARES

An investor may purchase shares of the Fund through any Sentry Equity representative, affiliated dealer or directly from Sentry Equity's office at 1800 North Point Drive, Stevens Point, Wisconsin. The Fund has the right to reject any application for Fund shares.

THE MINIMUM INITIAL INVESTMENT IS $500 ($200 IF THE PLANNED AUTOMATIC INVESTMENT DRAFT PLAN OR PAYROLL DEDUCTION PLAN IS SELECTED) AND SHOULD ACCOMPANY THE APPLICATION. SUBSEQUENT INVESTMENTS MAY BE MADE AT ANY TIME AND MUST BE AT LEAST $50 ("Open Purchase Plan"). However, if shares are purchased as part of a Periodic Purchase Plan and a regular schedule of payments totaling at least $240 per year is adopted, the minimum for subsequent purchases is $20. See the Application in the center of this Prospectus.

Orders for less than $1,000 worth of shares and orders for a fixed dollar amount of shares must be accompanied by payment. If full payment does not accompany any other order, such payment must be received by Sentry Equity within seven days following acceptance of the order by the Fund.

Orders which would result in the purchaser owning beneficially or of record more than 4.9% of the Fund's shares will not be accepted unless the purchaser enters into an agreement with the Fund designed to take into account the interests of all shareholders. The Fund will redeem shares held in excess of 4.9% of the outstanding shares of the Fund of shareholders, other than corporate affiliates of Sentry Insurance, who do not enter into such agreements.

FUND STOCK CERTIFICATES WILL NOT BE ISSUED UNLESS REQUESTED. Sentry Equity will maintain an account for each shareholder that will record holdings of Fund shares to three decimal places. Certificates representing full shares are available without cost upon written request to Sentry Equity.

All distributions of investment income or net realized capital gains will be paid in shares of the Fund which are added to each shareholder account at net asset value. See "Distributions to Shareholders and Taxation." However, participants in the Open Purchase Plan may elect on their Application or by subsequent written notice to Sentry Equity to receive in cash either all of their distributions or only those distributions representing investment income.

A written confirmation will be mailed to each shareholder each time a transaction occurs which changes the number of shares owned. The confirmation will give details of the transaction and state the number of shares owned before and after such transaction. The charges for establishing and maintaining shareholder accounts are paid by the Fund.


SPECIAL SERVICES FOR SHAREHOLDERS

The Fund offers the following privileges and services to shareholders. Additional information about such services is available by contacting Sentry Equity at (800) 533-7827. These services are subject to termination or modification by the Fund.

Participation in any of the Fund's investment programs is entirely voluntary and may be discontinued or converted to another plan by the shareholder at any time without penalty.

Payroll Deduction

Employer-sponsored Payroll Deduction Plans are designed for investors who wish to make purchases of Fund shares at regular intervals. A purchaser may enroll under this plan by making an initial purchase of $200 or more and completing the Fund Application.

For payments made under an employer-sponsored payroll deduction plan, the minimum purchase is $10 per pay period. Purchases are entirely voluntary.

Planned Automatic Investment Draft Plan

Planned Automatic Investment Draft ("PAID") Plan is offered by Sentry Equity to facilitate the purchase of Fund shares at regular intervals. Based on a shareholder's authorization, a draft is drawn by Sentry Equity on the shareholder's bank account each month and Fund shares are purchased automatically. This assures that the purchase schedule selected by the shareholder is maintained. There is no extra charge for this service. Contact Sentry Equity for a Paid Plan Application.

Systematic Withdrawal Plan

The owner of $5,000 or more of the Fund's shares (which may not be in certificate form) may provide for the payment from the owner's account of any requested dollar amount ($50 minimum) to the owner or the owner's designated payee quarterly. Monthly payments can be made only for those accounts of $10,000 or more. Ordinarily, sufficient shares will be redeemed from the shareholder's account for the designated payment on the 20th day of the month. The check will be mailed to the owner or the owner's designee within three business days thereafter.

To establish a Systematic Withdrawal Plan, complete the appropriate section of the Application.

Individual Retirement Accounts

The Fund offers three types of individual retirement accounts: the Traditional (deductible) IRA, the Roth IRA, and the Education IRA.

Under a Traditional (deductible) IRA, earnings accumulate on a tax-deferred basis on annual IRA contributions equal to the lesser of 100% of compensation received during the year or $2,000 ($4,000 in the case of a spousal IRA provided certain income requirements are met). The $2,000 deductible contribution limit is available only to (1) taxpayers who are not active participants in certain qualified retirement plans, and (2) taxpayers who are active participants in certain qualified plans but have adjusted gross income below a specified level. Generally, a taxpayer is deemed an active participant in a qualified retirement plan if, for any part of the plan's taxable year that ends in the taxpayer's taxable year, such taxpayer or taxpayer's spouse is an active participant in a qualified pension plan, a qualified profit sharing or money purchase plan, a 403(b) annuity program, a simplified employee pension plan or a government plan (other than plan maintained for state and local employees under Section 457 of the Internal Revenue Code). A married taxpayer filing a joint return who is an active participant in a qualified retirement plan may make a deductible IRA contribution of up to $2,000 ($4,000 in the case of a spouse IRA provided certain income requirements are met).

Under a Roth IRA, annual non-deductible contributions of $2,000 can be made (in combination with a Traditional IRA, whether deductible or not), or, if lower, 100% of earned income. Spousal contributions can be made up to $2,000 annually subject to certain income limitations. Distributions from a Roth IRA are tax-free after age 591/2 if it has been held for more than five years. Distributions before age 591/2 are tax- free if it has been held more than five years and the owner dies, becomes disabled, or uses the proceeds for certain purposes. Eligibility for a Roth IRA is subject to certain income limitations.

Under an Education IRA, parents who meet certain income eligibility requirements can set up savings accounts for their children's post-secondary education. Depending on the parents' income, the parents may be able to contribute up to $500 annually for each child until the child turns 18. Although parents' contributions to Education IRA accounts are after-tax contributions, all earnings used to pay for the child's post-secondary education expenses are tax-free. Earnings not used to pay for the child's post-secondary education expenses are subject to income tax and an additional 10% penalty. Any money remaining in an Education IRA when the child reaches age 30 must be distributed or rolled over to an eligible family member to avoid certain taxes. Eligibility for an Education IRA is subject to certain income limitations.

There are penalties for withdrawals from Traditional and Roth IRA accounts before age 591/2. An investor considering any IRA should consult his or her tax adviser with respect to applicable plan requirements, contribution limitations, income limits for eligibility and tax aspects pertaining to him or her.

HOW SHARES MAY BE REDEEMED

Fund shares will be redeemed at the net asset value per share, subject to any applicable income tax withholding requirements, next determined after receipt of a properly executed redemption request. Written redemption requests received via facsimile transmission will be processed, but funds will not be released to the shareholder until the originally signed redemption request has been received by Sentry Equity at its office in Stevens Point, Wisconsin. The redemption price of shares may be more or less than the shareholder's cost, depending on the market value of the securities owned by the Fund at the time of redemption. If shares are not represented by stock certificates, a redemption request form available through Sentry Equity, or a letter, may be used for the request. IF SHARES ARE REPRESENTED BY STOCK CERTIFICATES, THE FORM ON THE BACK OF EACH CERTIFICATE MUST BE USED.

Each redemption request and stock certificate must be signed exactly as the account is registered. If the redemption request is from a qualified plan, proper withholding and request for redemption forms must be completed. If the account is owned jointly, both owners must sign. EACH SIGNATURE MUST BE GUARANTEED BY A REGISTERED REPRESENTATIVE OF SENTRY EQUITY, A COMMERCIAL BANK, TRUST COMPANY, MEMBER OF A STOCK EXCHANGE, SAVINGS AND LOAN ASSOCIATION OR

SAVINGS BANK OR OTHER ELIGIBLE FINANCIAL INSTITUTION. The guarantee may be waived by Sentry Equity on redemptions of $5,000 or less.

Under certain circumstances (such as corporate or fiduciary registrations) Sentry Equity may require additional documents (such as inheritance tax waivers, death certificates or corporate resolutions, etc.) before the proceeds of a redemption can be paid.

Payment for shares redeemed and a confirmation will be mailed promptly, but not later than three business days, after the above requirements have been met, except that the Fund may suspend the right of redemption and the determination of net asset value of its shares under the following unusual circumstances: when the New York Stock Exchange is closed (other than weekends and holidays) or trading is restricted; when an emergency exists, as determined by the Securities and Exchange Commission, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or during any period when the Securities and Exchange Commission has by order permitted a suspension of redemption for the protection of shareholders. In such event, redemption shall be effected at the net asset value next determined after the suspension has been terminated unless the shareholder has withdrawn the redemption request. In addition, if the aggregate value of shares of a shareholder who has been a shareholder for at least five years does not exceed $200, the Fund reserves the right to close the account. Before taking such action, the Fund will provide at least six months' written notice. The Fund also has the right to redeem Fund shares in whole or in part with portfolio securities. For more information, please consult the Statement of Additional Information.



DISTRIBUTIONS TO SHAREHOLDERS
AND TAXATION

It is the policy of the Fund to distribute substantially all of its net investment income, if any, and all of its net realized capital gains, if any, at least annually. Income may be minimal because of the Fund's primary investment objective of long-term capital growth.

All such dividends or distributions will be reinvested in shares of the Fund on the payable date at net asset value or, at the written request of a shareholder participating in the Open Purchase Plan, will be paid to the shareholder in cash. The Fund intends to declare dividends from net investment income payable in June and December and to distribute annually any net realized capital gains with the December dividend.

Any dividends that are declared in October, November or December to shareholders of record as of a date in one of those months and paid during the following January are "deemed" to have been received on December 31 of the calendar year declared.

The Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code. If so qualified, the Fund will not be subject to federal income tax to the extent that its net investment income and net realized capital gains are distributed to shareholders.

Distributions from the Fund representing net investment income or net short-term capital gains of the Fund, whether received in shares or cash, will be taxable to shareholders as ordinary income. Distributions from the Fund representing net long-term capital gains of the Fund will be taxable to shareholders as a long-term capital gain whether received in shares or cash and regardless of the period the shareholder has held the shares. The maximum federal tax rate on long-term capital gain dividends received by individual shareholders is 28%. Long-term capital gain dividends received by corporate shareholders are taxed at the same rate as ordinary income. A portion of the ordinary income dividends received by corporate shareholders may be eligible for the dividends received deduction. If a shareholder is exempt from Federal income tax, the shareholder will not generally be taxed on amounts distributed by the Fund.

A distribution received shortly after the purchase of shares reduces the net asset value of the shares by the amount of the distribution and, although in effect a return of capital, will be taxable to the shareholder.

The Fund is required by law to withhold 31% of taxable dividends and redemption proceeds paid to certain shareholders who do not furnish a correct taxpayer identification number (in the case of individuals, a social security number) and in certain other circumstances.

The source and federal income tax status of all distributions will be reported to shareholders annually. See the Statement of Additional Information.

CAPITALIZATION OF THE FUND AND
VOTING RIGHTS

Sentry Fund, Inc. has authorized capital of 10,000,000 shares of capital stock, par value of $1 each. Each share is of the same class and has equal, non-cumulative rights as to voting (with each full share entitled to one vote), redemption, dividends and liquidation. Fund shares are fully-paid and nonassessable upon their issuance and have no preemptive, conversion or exchange rights, nor is there any liability of shareholders to further calls or assessment.

Shareholder inquiries should be directed to the Fund at the telephone number or address shown on page 1 of this Prospectus.

SENTRY INSURANCE

Sentry Insurance a Mutual Company ("Sentry Insurance") is a mutual insurance company incorporated under the laws of the State of Wisconsin with headquarters at 1800 North Point Drive, Stevens Point, Wisconsin. It owns a group of insurance and related companies collectively known as the Sentry Group. These companies include Sentry Life Insurance Company and Sentry Life Insurance Company of New York. Sentry Insurance also owns Sentry Investment Management, Inc., the Fund's investment adviser, and Sentry Equity Services, Inc., the Fund's underwriter and transfer agent.

As of February 1, 1998, Sentry Insurance and its subsidiary, Sentry Life Insurance Company, together owned approximately 21% of the Fund's outstanding shares. Additionally, as of the same date, Bank One Wisconsin Trust Company, N.A., as trustee of the Sentry 401(k) Plan, held and had the power to vote approximately 37% of the Fund's outstanding shares on behalf of those employees in the Sentry Group who are participants in the Sentry 401(k) Plan.

PERFORMANCE INFORMATION

From time to time, the Fund may quote average annual total return and total return figures for the Fund's performance in advertisements and other materials furnished to present and prospective shareholders. Each of these figures is based on historical results and is not necessarily representative of the future performance of the Fund. Average annual total return and total return figures measure both the net income generated by, and the effect of any realized or unrealized appreciation or depreciation of, the underlying investments in the Fund for the period in question, assuming the reinvestment of all dividends during the period. Thus, these figures reflect the change in the value of an investment in the Fund during a specified period. Average annual total return will be quoted for at least one, five, and ten-year periods ending on a recent calendar quarter. Average annual total return figures are annualized and, therefore, represent the average annual percentage change over the period in question. Total return figures are not annualized and represent the aggregate percentage or dollar value change in the value of a specified dollar amount invested in the Fund's shares over the period in question. THE AVERAGE ANNUAL TOTAL RETURN FIGURES FOR THE FUND FOR THE ONE, FIVE, AND TEN-YEAR PERIODS ENDED OCTOBER 31, 1997, ARE 27.8%, 16.8% AND 16.0%, RESPECTIVELY. These figures, based upon a $1,000 investment, do not reflect the 8% sales load which was imposed prior to March 1, 1991.

          [CHART - WE DO NOT SEEM TO HAVE TEXT OR PLOT POINTS FOR IT]

FISCAL PERIOD            OCTOBER 31,   OCTOBER 31,   OCTOBER 31,    OCTOBER 31,   OCTOBER 31,   OCTOBER 31,   OCTOBER 31,
    ENDED                       1970          1975          1980           1985          1990          1995          1997
-------------------------------------------------------------------------------------------------------------------------
Value of Shares
Initially Acquired          $ 11,677      $ 11,463      $ 23,037       $ 24,192      $ 24,622      $ 33,313      $ 48,978
-------------------------------------------------------------------------------------------------------------------------
Value of Reinvested
Dividends                          0         1,045         5,677         11,654        19,925        39,021        62,035
-------------------------------------------------------------------------------------------------------------------------
Value of Reinvested
Capital Gains                      0         1,121         3,272         14,407        38,074        88,051       158,312
-------------------------------------------------------------------------------------------------------------------------
TOTAL VALUE                   11,677        13,629        31,986         50,253        82,621       100,385       269,325
-------------------------------------------------------------------------------------------------------------------------
TOTAL Cash Div. ReInv            n/a         1,078         2,284          5,196         8,277        10,583         3,440
for the period
-------------------------------------------------------------------------------------------------------------------------
TOTAL Cash C.G. ReInv
for the period                    n/a        1,487           716          9,890        21,999        31,679        20,670
-------------------------------------------------------------------------------------------------------------------------
                                                                               TOTAL INCOME DIVIDENDS             $30,858
                                                                               ==========================================
                                                                               TOTAL CAPITAL GAINS DIVIDENDS      $86,441
                                                                               ==========================================

INSTITUTIONAL ACCOUNTS ONLY

Please execute the applicable section below (all blanks should be completed with the requested information and inappropriate alternatives should be deleted or marked out).

Corporation/Association

I, ________________________________________ Secretary of ______________________,
a (corporation) (unincorporated association) organized under the laws of _______
________________________________________________________________________________
(the "Organization"), certify that the following resolutions have been adopted by the (board of directors) (trustees) (managing body) of said Organization and are now in full force and effect:

"RESOLVED, that the Organization establish an account in Sentry Fund, Inc. (the "Fund") and purchase shares in the Fund from time to time and the authorized signers of this Organization may execute the Application for such account and select the redemption privileges related to such account in accordance with the Fund's prospectus, as amended from time to time;

RESOLVED, that any of the authorized signers, as indicated on the Application, may act for the Organization in connection with the account and the Fund, Sentry Equity Services, Inc., and their representatives are authorized to honor as genuine and authorized all redemptions signed by said signers as certified to the Fund by the Secretary of this Organization without inquiry; and

FURTHER RESOLVED, that these appointments and authorizations shall remain in effect, and the Fund, Sentry Equity Services, Inc. and their representatives may act thereon, until a written revocation or modification certified by the Secretary of this Organization shall be delivered to Sentry Equity Services, Inc."

I further certify that the signers listed on the Form are authorized to sign redemptions and are now acting in the capacity listed and that the signatures of said persons are genuine and authorized.

IN WITNESS WHEREOF, I have set my hand and the seal of this Organization this ________day of ______________ , 19______.
(SEAL)

                                                            ____________________
                                                                       Secretary

Partnership/Trust/Fiduciary/Non-Profit Organization

In connection with the establishment of an account in Sentry Fund, Inc. (the "Fund") under the name ________________________________________________ , the undersigned certify that they are all of the (partners)(trustees)(fiduciaries) (representatives) under the (partnership agreement) (trust)(will)(court order)(instrument) described as follows ________________________________________
________________________________________________________________________________
[give detailed description and dates] and certify that they have full power and authority to establish an account with the Fund, to purchase shares and to select the expedited redemption privileges in accordance with the Application. The undersigned agree to be bound by the terms and conditions contained on the Application and the Fund's prospectus, as amended from time to time. The undersigned agree that any of the aforesaid persons are authorized to act for the owner of the account. This certification shall remain in effect, and the Fund, Sentry Equity Services, Inc. and their representatives may act in reliance thereon until a revocation or modification thereof certified by the undersigned or their successors is delivered to Sentry Equity Services, Inc. All certifications and agreements herein are made jointly and severally.

Dated:_____________________________      By _______________________________


By ________________________________      By _______________________________

                                    PART B

                     STATEMENT OF ADDITIONAL INFORMATION


                              SENTRY FUND, INC.
                           1800 North Point Drive
                           Stevens Point, WI 54481



THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT THE FUND'S PROSPECTUS BUT PROVIDES ADDITIONAL INFORMATION THAT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS OF THE FUND DATED MARCH 1, 1998, WHICH IS INCORPORATED HEREIN BY REFERENCE.

THE PROSPECTUS SETS FORTH CONCISELY INFORMATION THAT A PROSPECTIVE INVESTOR OUGHT TO KNOW BEFORE INVESTING. FOR A COPY OF THE PROSPECTUS, CALL OR WRITE SENTRY EQUITY SERVICES, INC., 1800 NORTH POINT DRIVE, STEVENS POINT, WI 54481,
(800) 533-7827.

                                                           Date: March 1, 1998

                               TABLE OF CONTENTS

                                                          Page    Page in
                                                         Herein  Prospectus
                                                         ------  ----------
General Information and History . . . . . . . . . . . .     B-3     4
Investment Objectives and Policies  . . . . . . . . . .     B-3     4
Directors and Executive Officers  . . . . . . . . . . .     B-6     --
Principal Shareholders      . . . . . . . . . . . . . .     B-7     --
Investment Adviser and Other Services . . . . . . . . .     B-7     5
Brokerage Practices         . . . . . . . . . . . . . .     B-8     --
The Fund's Underwriter and Transfer Agent . . . . . . .     B-9     5
Computation of Net Asset Value  . . . . . . . . . . . .     B-10    6
Share Redemption            . . . . . . . . . . . . . .     B-10    8
Performance Information     . . . . . . . . . . . . . .     B-11    10
Tax Status and Taxation     . . . . . . . . . . . . . .     B-11    9
Capitalization of the Fund  . . . . . . . . . . . . . .     B-12    10
Custodian                   . . . . . . . . . . . . . .     B-12    --
Independent Accountant      . . . . . . . . . . . . . .     B-12    --
Portfolio of Securities and Financial Statements  . . .     B-14    --
Independent Accountant's Report . . . . . . . . . . . .     B-19    --

                        GENERAL INFORMATION AND HISTORY

Sentry Fund, Inc. is a no-load, diversified, open-end, management investment company, organized under the laws of Maryland on May 9, 1969.

                       INVESTMENT OBJECTIVES AND POLICIES

The following information supplements the discussion of the Fund's investment objectives and policies found in the Prospectus.
Investment Restrictions
It is the Fund's policy not to:

-- Borrow money except from banks as a temporary measure for extraordinary or emergency purposes and then not in excess of the lesser of 5% of the current value of the Fund's total assets or 10%
         of the Fund's gross assets taken at cost;
-- Pledge or mortgage assets of the Fund with a current value in excess of 15% of the value of the Fund's net assets taken at cost;
-- Invest more than 25% of the current value of its total assets in a particular industry or group of industries;
--       Underwrite securities of other issuers;
--       Buy and sell commodities or commodity contracts;
--       Buy and sell puts, calls, straddles, spreads or options;
-- Buy and sell real estate or other interests in real estate which are not readily convertible into cash;
-- Make loans to other persons except through the purchase of a portion of a publicly distributed issue of bonds or other marketable obligations;
-- Invest more than 5% of the current value of its total assets in the securities of any one issuer (other than United States government securities) or purchase more than 10% of the outstanding voting securities of any one class of any one issuer;
-- Invest in companies for the purpose of exercising control or influencing management;
-- Buy securities of any company with a record of less than three years' continuous operation (including that of predecessors) if such purchase would cause the current value of the Fund's investments in all such companies to exceed 5% of the current value of the Fund's total assets;
-- Buy or retain securities issued by any other investment company, except that securities of closed-end investment companies may be purchased as part of a plan of merger or through a broker who is paid no more than the usual or customary brokerage commissions;
-- Buy or retain securities of any issuer if those officers and directors of the Fund or its investment adviser, who own individually more than 1/2% of the securities of such issuer, together own beneficially more than 5% of such securities;
--       Buy securities on margin or sell securities short;
-- Participate on a joint or a joint and several basis in any trading account in securities;
-- Buy securities if a registration statement would have to be filed under the Securities Act of 1933 in order to sell the securities to the public at the time of purchase (such securities are frequently called "letter" or "restricted" stock); and
-- Invest more than 10% of the value of the Fund's total assets in securities of foreign issuers.

Changes in any of the above restrictions require the approval of the holders of the lesser of (1) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund.

In addition, the Fund maintains the following investment restrictions which may be changed by the Board of Directors without shareholder approval:

-- No investment company shall invest more than 5% of its total assets in securities of unseasoned issuers, including their predecessors, which have been in operation for less than three years, and equity securities of issuers which are not readily marketable.

-- No investment company shall invest any part of its total assets in oil, gas or other mineral exploration, development or lease programs.

-- No investment company shall pledge, mortgage or hypothecate its assets in excess of 2% of its net assets taken at market value at the time of any sale of its shares.

-- No investment company shall invest in warrants exceeding 5% of the value of its net assets, no more than 2% of which may be warrants not listed on the New York or American Stock Exchange.


Investment Policies and Techniques

The following information supplements the discussion of the Fund's investment objectives, policies and techniques that are described in the Prospectus under the caption "The Fund's Investment Policy."

Short-Term Obligations

In times when Sentry Investment Management, Inc. (the "Adviser") believes that adverse economic or market conditions justify such action, the Fund may invest all or a substantial portion of its assets temporarily in short-term fixed-income securities, including without limitation: U.S. government securities, including bills, notes and bonds, differing as to maturity and rate of interest, which are either issued or guaranteed by the U.S. Treasury or by U.S. governmental agencies or instrumentalities; certificates of deposit issued against funds deposited in a U.S. bank or savings and loan association; bank time deposits, which are monies kept on deposit with U.S. banks or savings and loan associations for a stated period of time at a fixed rate of interest; bankers' acceptances which are short-term credit instruments used to finance commercial transactions; repurchase agreements entered into only with respect to obligations of the U.S. government, its agencies or instrumentalities; or commercial paper and commercial paper master notes (which are demand instruments without a fixed maturity bearing interest at rates which are fixed to known lending rates and automatically adjusted when such lending rates change) rated investment grade or better.

Fixed Income Obligations

Fixed income obligations in which the Fund may invest for temporary, defensive purposes will be primarily investment-grade debt obligations or determined to be comparable by the Adviser. The market value of all debt obligations is affected by changes in the prevailing interest rates. The market value of such instruments generally reacts inversely to interest rate changes. If the prevailing interest rates decline, the market value of debt obligations generally increases. If the prevailing interest rates increase, the market value of debt obligations generally decreases. In general, the longer the maturity of a debt obligation, the greater its sensitivity to changes in interest rates.

Convertible Securities

The Fund may invest in convertible securities, which are bonds, debentures, notes, preferred stocks, or other securities that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuers and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

Warrants

The Fund may invest in warrants if after giving effect thereto, not more than 5% of its net assets will be invested in warrants other than warrants acquired in units or attached to other securities. Of such 5% not more than 2% of the Fund's net assets at the time of purchase may be invested in warrants that are not listed on the New York Stock Exchange or the American Stock Exchange. Investment in warrants is pure speculation in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a specific price for a specific period of time. They do not represent ownership of the securities but only the right to buy them. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

Small Companies

The Fund may, from time to time, invest a portion of its assets in small companies. While smaller companies generally have the potential for rapid growth, investments in smaller companies often involve greater risks than investments in larger, more established companies because smaller companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies. In addition, in many instances the securities of smaller companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of smaller companies may be subject to greater and more abrupt price fluctuations. When making large sales, the Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time due to the trading volume of smaller company securities. Investors should be aware that, based on the foregoing factors, an investment in the Fund may be subject to greater price fluctuations than an investment in a fund that limits its investments to larger, more established companies. The Adviser's research efforts may also play a greater role in selecting securities for the Fund than in a fund that invests in larger, more established companies.

Portfolio Turnover

Portfolio turnover rate is a measure of the purchase and sales activity of the securities in the Fund's portfolio during a one-year period. Since the Fund's primary objective is to purchase securities for long-term appreciation, securities are not purchased with a view to rapid turnover. Therefore, the Fund does not intend to engage in short-term trading, although purchases and sales of securities are made whenever the Adviser considers it advisable to do so, regardless of the period held, if the Adviser believes the possibilities for long-term appreciation of a security have diminished significantly or the risk of decline in the market price is too great. For the fiscal years ended October 31, 1997 and 1996, the Fund's portfolio turnover rates were approximately 40.7% and 28.3%, respectively.

                        DIRECTORS AND EXECUTIVE OFFICERS

The directors and executive officers of the Fund and their principal occupations for at least the last five years are listed below. The address of each director and executive officer is Sentry Insurance a Mutual Company ("Sentry Insurance") 1800 North Point Drive, Stevens Point, Wisconsin, except as noted below.

*STEVEN R. BOEHLKE,  Age 54, President
Vice President - Investments of Sentry Insurance since November 1991. Mr. Boehlke also serves as President of the Adviser. Mr. Boehlke has been President of the Fund since December 1995.

THOMAS R. COPPS,   Age 58, Director
2828 WAYNE STREET, STEVENS POINT, WI 54481
Vice President, Public Relations, of the Copps Corporation, a retail and wholesale distributor of food products, since May 1979. Mr. Copps has been a Director of the Fund since 1983.

DAVID W. GRAEBEL,   Age 68, Director
401 SOUTH AIRPORT BLVD., AURORA, CO 80017-2122
Chairman of the Board of Graebel Companies, Inc., a moving and storage company, and its subsidiaries since 1950. Mr. Graebel has been a Director of the Fund since 1969.

WILLIAM J. LOHR,   Age 48, Director and Treasurer
Vice President and Treasurer of Sentry Insurance since April 1997. Served as Vice President and Treasurer of Citizens Insurance Company of America from 1981 to 1997. Mr. Lohr also serves as Treasurer of the Adviser and Sentry Equity Services, Inc.

*WILLIAM M. O'REILLY,   Age 43, Secretary
Vice President, General Counsel and Corporate Secretary of Sentry Insurance since January 1994. Mr. O'Reilly served as Corporate Secretary and Associate General Counsel from November 1992 to December 1993 and as Associate Counsel from January 1986 to October 1992 of Sentry Insurance. Mr. O'Reilly also serves as a Director of the Adviser and has been Secretary of the Fund since 1992.

*DALE R. SCHUH,   Age 49, Chairman of the Board
Chief Executive Officer and President of Sentry Insurance since January 1998. Mr. Schuh served as President and Chief Operating Officer from November 1996 to December, 1997, as Executive Vice President and Chief Operating Officer from November 1995 to November 1996, and as Sr. Vice President from 1992 to 1995, all with Sentry Insurance. Mr. Schuh also serves as a Director of the Adviser and has been Chairman of the Board of the Fund since 1993.

*JOHN A. STENGER,   Age 62, Vice President
President of Sentry Equity Services, Inc. since August 1994. Mr. Stenger served as Vice President of Sentry Equity Services, Inc. from May 1982 to July 1994. Mr. Stenger has been Vice President of the Fund since 1982.

*"Interested person" of the Fund as defined in the Investment Company Act of 1940, as amended.

STEVEN J. UMLAND,   Age 42, Director
11925 WEST LAKE PARK DRIVE, MILWAUKEE, WI 53224
Vice President - Finance of Ministry HealthCare, Inc., a hospital management service corporation, since 1991. Mr. Umland served in various management positions with Deloitte & Touche, a public accounting firm, from 1978 to 1991. Mr. Umland has been a Director of the Fund since 1995.

As of February 1, 1998, the directors and officers as a group owned less than 1% of the outstanding shares of the Fund.

The Fund pays each director who is not an "interested person" of the Fund $250 quarterly as a retainer fee for his services as a director. These directors received an aggregate of $3,000 in fees during the fiscal year ended October 31, 1997. Officers and directors who are "interested persons of the Fund receive no compensation from the Fund for their services as such.

Maryland law permits registered investment companies, such as the Fund, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the Investment Company Act of 1940 (the "1940 Act"). The Fund has recently adopted the appropriate provisions in its Bylaws, and may, at its discretion, not hold an annual meeting in any year in which the election of directors is not required to be acted on by shareholders under the 1940 Act. The Fund anticipates that it will generally not hold an annual meeting unless required by the 1940 Act. In connection with this change in policy, the Bylaws of the Fund have also been amended to provide for the election of all directors at each annual meeting held for the purpose of electing directors and for such directors to hold office until the next annual meeting.

                             PRINCIPAL SHAREHOLDERS

As of February 1, 1998, the following persons owned of record or are known by the Fund to own of record or beneficially 5% or more of the Fund's outstanding shares:

         Name and Address                                       Number of Shares     Percentage
         ----------------                                       ----------------   ------------
         Sentry Insurance a Mutual Company                            1,033,110      18%
         1800 North Point Drive
         Stevens Point,WI  54481

         Bank One Wisconsin Trust Company, N.A.                       1,938,392      35%
         as Trustee of Sentry 401(k) Plan
         601 Main Street
         Stevens Point,WI  54481


As of February 1, 1998, Bank One Wisconsin Trust Company, as Trustee of the Sentry 401(k) Plan, owned a controlling interest in the Fund. Sentry Insurance a Mutual Company, also owned a controlling interest in the Fund as of February 1, 1998.

                               INVESTMENT ADVISER
                               AND OTHER SERVICES

Sentry Investment Management, Inc. (the "Adviser") is the Fund's investment adviser pursuant to an Investment Advisory Agreement (the "Agreement"). The Adviser is a wholly-owned subsidiary of Sentry Insurance (see "Sentry Insurance" in the Prospectus). The Fund's principal underwriter, Sentry Equity Services, Inc., is also a wholly-owned subsidiary of Sentry Insurance and is therefore affiliated with the Adviser and the Fund.

The directors of the Adviser are Larry C. Ballard, Dale R. Schuh, Steven R. Boehlke and William M. O'Reilly. Mr. Ballard is also Chairman of the Board of the Adviser, Chairman of the Board of Sentry Insurance and serves as a director of many of its subsidiaries. Mr. Schuh is also Chief Executive Officer and President of Sentry Insurance and serves as an officer or a director of many of its subsidiaries. Mr. Boehlke is also President of the Adviser and Vice President of Sentry Insurance and serves as a director of many of its subsidiaries. Mr. O'Reilly is also Secretary of the Adviser, Vice President, General Counsel and Corporate Secretary of Sentry Insurance, and serves as an officer or a director of many of its subsidiaries.

The Agreement provides that the Adviser will furnish the Fund with office space, facilities and services; manage the Fund's investments; provide bookkeeping services; and permit any of the Adviser's officers and employees to serve without compensation by the Fund as officers and directors of the Fund if elected to such positions. The Fund has agreed to pay the Adviser a fee for its services at the following rates:

                Net Asset Value                            Annual Rate
                -----------------                          -----------
         First                    $150,000,000                0.75%
         Next                     $150,000,000                0.60%
         Next                     $200,000,000                0.525%
         Amount over              $500,000,000                0.45%

The fee is computed and paid quarterly. During the fiscal years ended October 31, 1997, 1996 and 1995, the Adviser's fees for services to the Fund were $810,738, $689,374 and $609,977, respectively.

If the costs of the underwriter, Sentry Equity Services, Inc., in fulfilling its obligations to the Fund under the Underwriter Agreement exceed its ability to operate profitably, the Adviser may reimburse the Underwriter for a portion of its expenses. See "The Fund's Underwriter and Transfer Agent."

Certain expenses of the Fund, such as taxes, portfolio brokerage commissions, the cost of state and federal securities registrations, printing stock certificates and checks, preparation of and postage for shareholders' reports, costs of preparing and typesetting prospectuses, fees for maintaining shareholders' records, custodial fees, transfer agent fees, auditors' fees, general legal fees and unaffiliated directors' fees are paid by the Fund.

If the total expenses of the Fund (excluding taxes, portfolio brokerage commissions and interest, but including the investment advisory fee) exceed the sum of 11/2% of the first $30,000,000 and 1% of the balance of the average daily net asset value of the Fund in any one fiscal year, the Adviser will reimburse the Fund for such excess. This expense limitation is taken into consideration with each payment of the management fee.

The Agreement will continue from year to year so long as such continuance is specifically approved at least annually by (1) the vote of a majority of the directors of the Fund who are not "interested persons" of the Fund or the Adviser, cast in person at a meeting called for the purpose of voting on such approval, and (2) the vote of the Board of Directors of the Fund or the vote of a majority of the outstanding voting securities of the Fund. The Agreement terminates automatically if assigned. In addition, the Agreement may be terminated at any time, without the payment of any penalty, by the Board of Directors of the Fund or by the vote of a majority of the outstanding voting securities of the Fund, upon at least 60 days' written notice to the Adviser. The Adviser may terminate the Agreement by giving at least 60 days' written notice to the Fund. The Agreement may be amended only with the approval of a majority of the outstanding voting securities of the Fund.

The Agreement provides that the Adviser shall not be liable to the Fund or its shareholders or any other person for any error of judgment or for any loss arising out of any investment or for any other act or omission in the performance by the Adviser of its duties under the Agreement except for a loss resulting from the Adviser's willful misfeasance, bad faith or gross negligence in the performance of its duty or reckless disregard of its obligations and duties under the Agreement.

The name "Sentry" and the minuteman service mark have been adopted with the permission of Sentry Insurance which has registered these service marks. Their use is subject to the right of Sentry Insurance to withdraw this permission at any time. If the investment adviser for the Fund shall cease to be Sentry Investment Management, Inc. or a corporation controlled by or under common control with Sentry Insurance, the Fund has agreed to stop using the name "Sentry" and the minuteman design.

                              BROKERAGE PRACTICES

In placing purchase and sale orders of portfolio securities for the Fund, it is the policy of the Adviser to seek the best execution of orders at the most favorable price taking into account research services which in effect are provided with brokerage commissions, as described in this and the following paragraph. The determination of what is expected to result in the best execution at the most favorable price involves a number of largely judgmental considerations. Among these are the Adviser's evaluation of the broker's efficiency in executing and clearing transactions, the broker's financial strength and stability, and the Adviser's previous experience in dealing with the broker. The most favorable price to the Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Primary market makers are used for transactions in the over-the-counter market except in those instances where the Adviser believes better execution or a more favorable price is obtainable elsewhere. The Adviser may also purchase securities listed on stock exchanges from non-exchange members in transactions off the exchange.

In allocating brokerage business for the Fund, the Adviser takes into consideration the research, analytical, statistical and other information and services provided by the broker. Selection of brokers or dealers is not made pursuant to an agreement or understanding with any of the brokers or dealers. Even though the Adviser negotiates commissions, the Fund may absorb higher brokerage commissions than might be available from other brokers if the amount is believed by the Adviser to be reasonable in relation to the value of the overall quality of the brokerage and research services provided. Other advisory clients may indirectly benefit from the availability of these services to the Adviser, and the Fund may indirectly benefit from services available to the Adviser as a result of transactions for other clients.

During the fiscal years ended October 31, 1995 and 1996, the Fund paid brokerage commissions totaling $73,559 and $48,941, respectively, in connection with portfolio transactions. During the fiscal year ended October 31, 1997, the Fund paid brokerage commissions of $112,885 on transactions of $99,171,000. All of these commissions were paid to brokers providing research services. Neither the Adviser nor any company affiliated with it receives any brokerage commissions from the Fund.

At times the Adviser may consider purchases or sales of the same securities for the Fund and for one or more of the other companies advised by it. In such cases, it will be the practice of the Adviser to allocate purchase and sale transactions among its clients in such manner as it deems equitable.

                             THE FUND'S UNDERWRITER
                               AND TRANSFER AGENT

Sentry Equity Services, Inc. ("Sentry Equity"), 1800 North Point Drive, Stevens Point, Wisconsin, a wholly-owned subsidiary of Sentry Insurance, acts as underwriter for the Fund pursuant to an Underwriter Agreement (the "Agreement"). Sentry Equity, a member of the National Association of Securities Dealers, Inc., is registered with the Securities and Exchange Commission as a broker-dealer in securities and is licensed as a securities broker-dealer by various state authorities.

The Agreement provides that Sentry Equity will use its best efforts to offer to the public on a continuous basis shares of the Fund through its sales agents. Most sales agents also serve as insurance representatives of the Sentry Insurance companies. Sales representatives receive a commission from Sentry Equity of 1% on all sales of Fund shares. However, since the Fund is a "no load" fund, no sales commissions are charged on the purchase of Fund shares and, therefore, Sentry Equity receives no commission or other remuneration from the Fund for its services as underwriter.

Under the Agreement, Sentry Equity has agreed to furnish clerical and administrative personnel and services to the Fund, and provide office space, facilities and equipment required by such personnel other than such services as may be furnished by the Adviser.

The Agreement will continue from year to year so long as such continuance is specifically approved at least annually by (1) the vote of a majority of the directors of the Fund who are not "interested persons" of the Fund or Sentry Equity, cast in person at a meeting called for the purpose of voting on such approval, and (2) the vote of the Fund's Board of Directors or the vote of a majority of the outstanding voting securities of the Fund. The Agreement terminates automatically if assigned. In addition, the Agreement may be terminated at any time, without the payment of any penalty, by the Fund's Board of Directors or by the vote of a majority of the outstanding voting securities of the Fund, upon at least 60 days' written notice to Sentry Equity. Sentry Equity may terminate the Agreement by giving at least 60 days' written notice to the Fund.

Sentry Equity also serves the Fund under a separate Agency Agreement as Transfer Agent, Dividend Disbursing Agent and Plan Agent (including the maintenance of shareholder records). For these services, Sentry Equity is paid an annual fee of $8.50 per account. During the fiscal year ended October 31, 1997, $25,236 was paid pursuant to the Agency Agreement. To handle these functions, Sentry Equity has contracted with Sentry Insurance for the use of its extensive data processing staff and equipment. The Fund believes the payments by the Fund to Sentry Equity for the services described in this paragraph are comparable to the charges of other companies performing similar services.



                         COMPUTATION OF NET ASSET VALUE

The net asset value per share is computed as of the close of trading (generally, 4:00 p.m. eastern time) on the New York Stock Exchange each day on which the Exchange is open for trading or on any other day on which there is a sufficient degree of trading in the underlying assets of the Fund such that the Fund's net asset value may be materially affected. The net asset value of the Fund's shares is determined by dividing the value of its total assets, less its liabilities, by the total number of shares outstanding. Portfolio securities which are traded or listed on a national securities exchange are valued at the last sales price thereof at the time of computation or, if there has been no sale on that day, at the last bid price. Securities traded on the over-the-counter market are valued at the mean between the last quoted bid and asked prices at the time of computation, or in the case of National Market Issues, the last sales price. Securities for which market quotations are not readily available, and other assets of the Fund, are valued at fair value as determined in good faith by the Fund's Board of Directors.

                                SHARE REDEMPTION

The Fund reserves the right in extraordinary circumstances to pay the redemption price in whole or in part in portfolio securities if deemed advisable by the Board of Directors or any executive officer of the Fund. However, this option to redeem in portfolio securities is limited with respect to each shareholder during any 90-day period to an amount not in excess of the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. If redemption is made in portfolio securities, the shareholder would incur brokerage expense if he or she sold the securities received. An officer of the Fund would only make such a decision in cases of extreme urgency where there was not sufficient time for the Board of Directors to act, and such action would be subsequently reviewed by the Board of Directors.

The Board of Directors may by resolution, as provided by the Fund's Articles of Incorporation, establish a redemption fee of not more than 1% of net asset value for redemption of shares which have been outstanding less than one year. If such a fee is established, shareholders will be given at least 30 days' advance notice thereof.

The Fund may, by resolution of the Board of Directors, after giving at least six months' written notice to the shareholder, redeem pursuant to the Fund's Articles of Incorporation, all shares owned by any shareholder who (1) has been a shareholder of record for more than five consecutive years; and (2) does not own shares the original cost (purchase price) of which exceed $200 in the aggregate at the time of redemption. For purposes of the foregoing where multiple purchases and redemptions of shares have occurred and the Fund is unable to specifically determine the original cost of the shares held by the shareholder, the Fund shall deem those shares held at the time of such redemption to be those acquired at the lowest original cost. The Directors have taken no action on this matter but may consider it from time to time. Shareholders will be notified if the Board of Directors adopts such a resolution.

The Fund intends to exercise at all times the right provided in its Articles of Incorporation to redeem at net asset value any portion of the shares owned beneficially or of record by any shareholder, except Sentry Insurance or other shareholders who have entered into agreements with the Fund designed to take into account the interests of all shareholders, in excess of 4.9% of the outstanding shares of the Fund. This right will not be exercised if a shareholder's percentage of ownership exceeds 4.9% of the outstanding shares as a result of redemptions by other shareholders or the reinvestment of any dividends or capital gains distributions.

                            PERFORMANCE INFORMATION

As described in the Prospectus, the Fund's historical performance may be shown in the form of "average annual total return" and "total return" figures, both of which measure the income generated by, and the effect of any realized or unrealized appreciation or depreciation of, the underlying investments of the Fund.

The Fund's average annual total return quotation is computed in accordance with a standardized method prescribed by rules of the Securities and Exchange Commission. The average annual total return for a specific period is found by first taking a hypothetical $1,000 investment ("initial investment") in the Fund's shares on the first day of the period and computing the ending redeemable value ("redeemable value") of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gain dividends by the Fund have been reinvested at net asset value on the reinvestment dates during the period.

The calculation of the Fund's total return is not subject to a standardized formula. Total return performance for a specific period is calculated by first taking an investment (assumed in the Prospectus to be an initial investment of $10,000) in the Fund's shares on the first day of the period and computing the ending redeemable value ("redeemable value") of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the redeemable value and dividing the difference by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains dividends by the Fund have been reinvested at net asset value on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period.

The Fund's performance quotations are based upon the historical earnings and are not necessarily representative of future performance. Returns and net asset value of the shares will fluctuate. Some of the factors affecting the Fund's performance are general market conditions, operating expenses and investment management. Shares of the Fund are redeemable at net asset value, which may be more or less than original cost.

The average annual total return figures for the Fund for the one, five, and ten-year periods ended October 31, 1997, are 39.2%, 16.8% and 16.0%, respectively. The total return figures for the same periods ended October 31, 1997, are 39.2%, 117.2% and 341.2%, respectively. These figures do not reflect the applicable sales load imposed prior to March 1, 1991.

                            TAX STATUS AND TAXATION

The Fund intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code. Accordingly, if all taxable net investment income and net capital gains are distributed to the shareholders, the Fund will not be subject to federal income tax.

A 4% excise tax is imposed on the excess of the required distribution for a calendar year over the distributed amount for such calendar year. The required distribution generally is the sum of 98% of the Fund's net ordinary income for the calendar year plus 98% of its net capital gain income for the one year period ending October 31. The Fund intends to declare or distribute dividends during the calendar year of an amount sufficient to prevent imposition of the 4% excise tax.

A portion of the ordinary income dividends paid by the Fund may be eligible for the dividends received deduction available to corporate shareholders. The aggregate amount eligible for the dividends received deduction may not exceed the aggregate qualifying dividends received by the Fund for the fiscal year.

At the time an investor purchases shares of the Fund, a portion of the per share net asset value may be represented by realized or unrealized appreciation in the Fund's portfolio or undistributed income of the Fund. Subsequent distributions (or portions thereof) on such shares may in reality represent a return of capital but will be taxable to the shareholder even if the net asset value of the shareholder's Fund shares is, as a result of the distributions, reduced below the shareholder's cost for such shares. For federal tax purposes, however, the shareholder's original cost continues as the tax basis of the shares and, on redemption, capital gain or loss will generally be recognized on the difference between original cost and the redemption price. This discussion and the discussion in the Prospectus under "Distributions to Shareholders and Taxation" relate solely to federal income taxation. Distributions may also be subject to state taxes.

Any loss recognized on the redemption of Fund shares held six months or less will be a long-term capital loss to the extent of any long-term capital gain dividends received on such shares. All or a portion of any loss realized on the redemption of Fund shares may be suspended for federal income tax purposes if the shareholder reinvests in shares of the Fund within 30 days before or after the redemption.

The Fund is required to withhold federal income tax at the rate of 31% (commonly called "backup withholding") on dividend distributions to certain types of shareholders and from redemptions from their accounts with the Fund if
(1) the shareholder fails to furnish the Fund with the shareholder's taxpayer identification number, (2) the Internal Revenue Service ("IRS") notifies the Fund that the number furnished by the shareholder is incorrect, (3) the IRS notifies the Fund that the shareholder has failed to report properly certain income on his or her return, or (4) the shareholder fails to certify that he or she is not subject to backup withholding when required to do so.

The Fund is also required by law to withhold 20% of the taxable portion of certain distributions from qualified retirement plans and 403(b) annuities. This withholding requirement applies to any distribution from a qualified retirement plan or 403(b) annuity that is eligible to be "rolled over." The 20% withholding requirement does not apply to distributions from IRA's or to any part of a distribution that is transferred directly from the Fund to another qualified retirement plan, 403(a) annuity plan or IRA.

Shareholders should consult their tax advisers regarding this 20% withholding requirement. Shareholders who are non-resident aliens are subject to U.S. withholding tax on ordinary income dividends (whether received in cash or shares) at a rate of 30% or such lower rate as prescribed in an applicable tax treaty.

                           CAPITALIZATION OF THE FUND

Sentry Fund, Inc. has an authorized capital of 10,000,000 shares of capital stock of a par value of $1 each. Each share is of the same class and has equal, non-cumulative rights as to voting (with each full share entitled to one vote), redemption, dividends and liquidation. Fund shares are fully-paid and nonassessable upon their issuance and have no preemptive, conversion or exchange rights, nor is there any liability of shareholders to further calls or to assessment.

                                   CUSTODIAN

Citibank, N.A., 399 Park Avenue, New York, New York, is custodian of the Fund's securities and cash and handles receipts and disbursements for the Fund pursuant to a Custodian Agreement. The custodian performs no management or policymaking functions for the Fund. Its compensation is based on the number of shares in the Fund's portfolio and the number of portfolio transactions.

                             INDEPENDENT ACCOUNTANT

The Fund's independent accountant, Coopers & Lybrand L.L.P., 203 North LaSalle Street, Chicago, Illinois, audit and report on the Fund's annual financial statements, review certain regulatory reports and the Fund's income tax statements, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Fund.

                              SENTRY FUND, INC.
               PORTFOLIO OF SECURITIES AND FINANCIAL STATEMENTS
                          October 31, 1997 and 1996

PORTFOLIO OF INVESTMENT SECURITIES -- October 31, 1997      SENTRY FUND, INC.


                                                  Value
Shares                                          (Note 1)
------      COMMON STOCKS (96.7%)               ----------
            ---------------------
            BUSINESS & CONSUMER SERVICES (13.5%)
  100,000   Analysts Int'l Corp.                $4,512,500
   25,000   Deluxe Corp.                           818,750
  110,000 + Diamond Home Service, Inc.             935,000
  100,000   Ennis Business Form Inc.             1,050,000
   67,500 + Fiserv, Inc.                         3,020,625
   25,000   Block (H & R), Inc.                    925,000
  196,500   Richardson Electronics               2,407,125
  235,000 + Richey Electronics, Inc.             2,291,250
            DRUG & HEALTH CARE (5.4%)
   40,000   Bristol-Myers Squibb Co.             3,510,000
  100,000   Dentsply International Inc.          2,837,500
            ELECTRICAL EQUIPMENT (1.6%)
   30,000   General Electric Co.                 1,936,890
            ELECTRONICS (5.0%)
   60,000   Int'l. Business Machines Corp.       5,883,780
            ENERGY (22.2%)
   27,300   Cabot Oil & Gas Corp.                  655,200
  451,700 + Coho Energy, Inc.                    5,307,475
   81,000 + Dawson Production Service            1,964,250
   10,000   Exxon Corporation                      614,380
   30,000 + Marine Drilling Companies.             888,750
   70,000 + Noble Drilling Corp                  2,489,410
   35,000 + Nuevo Energy Co.                     1,450,330
   80,000 + Oceaneering International, Inc.      1,985,040
  193,000 + Petroglyph Energy Inc                2,147,125
   35,000   Pogo Producing Co.                   1,266,580
   78,000 + Pool Energy Services Co.             2,647,164
   25,000 + Reading & Bater Corp.                1,059,375
   20,000   Texaco, Inc.                         1,138,760
   30,500   Tidewater Inc.                       2,003,484
   20,000   USX - Marathon Group                   715,000
            FINANCIAL (10.3%)
   38,633   Associated Banc - Corp.              1,936,454
   40,000   Firstar Corp.                        1,445,000
   40,400   National City Corp.                  2,413,900
   60,000   PNC Bank Corp.                       2,850,000
   40,500   Southtrust Corp                      1,944,000
   54,450   Washington Federal, Inc.             1,606,275
            FOODS & RESTAURANT (9.4%)
   46,400 + Consolidated Products.                 893,200
   41,000   Cooker Restaurant Corp.                410,000
   90,000 + Ihop Corp.                           3,037,500
   55,000   Lancaster Colony Corp.               2,722,500
   70,000   McDonald's Corp                      3,136,910
   43,900 + Morton's Restaurant Group.             949,338
            MANUFACTURING (9.8%)
   75,000   Applied Power         .              4,640,625
   31,400   Belden Inc.                          1,075,450
   40,000   BMC Industries Inc..                 1,287,520
   60,000 + ITI Technoligies.                    1,537,500
  145,000 + Shaw Group Inc.                      3,026,875
            RETAIL (7.5%)
  112,500 + Mac Frugal's Bargains - Close        3,825,000
  180,000   Walgreen Company                     5,062,500
            TOBACCO (6.3%)
  120,000   Philip Morris Cos., Inc.             4,755,000
   90,000   UST, Inc.                            2,694,420
            TRANSPORTATION (5.7%)
   90,000 + Global Motorsport Group Inc.         1,372,500
  120,000   Harley-Davidson, Inc.                3,330,000
   66,800   Wabash National Corp                 1,995,650
                                              ------------
            Total Common Stocks                114,408,860
            (Cost $60,648,838)                ============


Principal
  Amount
---------
            SHORT-TERM SECURITIES (3.0%)
            ----------------------------
            COMMERCIAL PAPER - DISCOUNTED
$1,116,000  Commercial Credit Co.
             Note due 11/4/97                    1,115,489
   179,000  General Electric Co.
             Note due 11/6/97                      178,863
   530,000  Ford Motor Credit Co.
             Note due 11/6/97                      529,593
   736,000  General Electric Capital Corp.
             Note due 11/6/97                      735,423
 1,000,000  American General Finance Corp.
             Note due 11/10/97                     998,590
                                              ------------
            TOTAL SHORT-TERM SECURITIES          3,557,958
            (Cost $3,557,958)                 ------------

            TOTAL INVESTMENTS (99.7%)          117,966,818
            (Cost $64,206,796)

            CASH AND RECEIVABLES
             LESS LIABILITIES (0.3%)               311,323
                                              ------------

            NET ASSETS (100%)                 $118,278,141
                                              ============

+Non-income producing security during the year ended October 31, 1997.

               See accompanying notes to financial statements

                               SENTRY FUND, INC.

                     STATEMENT OF ASSETS AND LIABILITIES
                              October 31, 1997

ASSETS:
Investments in securities, at
market value (cost $64,206,796)        $117,966,818
     Cash                                   192,111
Receivables:
Investment securities sold                  809,348
Dividends                                    62,973
                                       ------------
  Total assets                                              $119,031,250

LIABILITIES:
Investment securities purchased             522,000
Investment advisory fees                    219,045
Transfer agent fees                           2,202
Custodian fees                                  462
Professional services                         9,400
                                       ------------
  Total liabilities                                              753,109
                                                            ------------
NET ASSETS                                                  $118,278,141
                                                            ============

ANALYSIS OF NET ASSETS:
Capital shares                                               $45,426,384
Undistributed net investment income                              251,985
Undistributed net realized gain on
  sales of investments                                        18,839,750
Unrealized appreciation on investments                        53,760,022
                                                            ------------
Net assets applicable to outstanding shares                 $118,278,141
                                                            ============
Capital Shares Outstanding                                     4,939,353
                                                            ============


Net Asset Value and
Redemption and Offering Price per Share                           $23.95
                                                                 =======


                           STATEMENT OF OPERATIONS
                     For the Year Ended October 31, 1997

INVESTMENT INCOME:
Income:
Dividends                                $1,263,845
  Interest                                  297,132
                                       ------------
  Total investment income                                     $1,560,977

Expenses:
Investment advisory fees                    810,738
Transfer agent fees                          25,236
Professional services                        12,975
Printing, stationery and postage              5,712
Licenses and fees                            17,060
Directors' fees                               3,000
Other expenses                               23,413
                                       ------------
Total expenses                                                   898,134
                                                            ------------

  Net investment income                                          662,843
                                                            ============

NET REALIZED AND UNREALIZED GAIN
ON INVESTMENTS:
Net realized gain on sales of investments                     19,070,123
Increase in unrealized appreciation
 of investments                                               15,950,516
                                                            ------------
Net realized and unrealized gain
 on investments                                               35,020,639
                                                            ------------

Net increase in net assets resulting
from operations                                              $35,683,482
                                                            ============


               See accompanying notes to financial statements

                               SENTRY FUND, INC.


                     STATEMENTS OF CHANGES IN NET ASSETS
                For the Years Ended October 31, 1997 and 1996

                                           1997                 1996
                                        ------------       -----------
OPERATIONS:
 Net investment income                  $    662,843       $   871,853

 Net realized gain on sales
  of investments                          19,070,123         4,921,007

 Increase in unrealized
  appreciation on investments             15,950,516        11,259,861
                                        ------------       -----------

 Change in net assets
  resulting from operations               35,683,482        17,052,721
                                        ------------       -----------

DISTRIBUTIONS:
 Dividends from net
  investment income                         (861,685)         (894,861)

 Distributions of net realized gains      (4,859,092)       (5,784,937)
                                        ------------       -----------
 Total distributions to shareholders      (5,720,777)       (6,679,798)
                                        ------------       -----------

CAPITAL SHARE TRANSACTIONS:
 Net proceeds from sale of shares          6,180,829        20,647,795

 Net asset value of shares issued to
  shareholders in reinvestment
  of distributions                         5,658,760         6,625,630
                                        ------------       -----------
                                          11,839,589        27,273,425
 Cost of shares redeemed                 (20,677,679)      (24,866,512)
                                        ------------       -----------

 (Decrease) Increase in net assets
  derived from capital share
  transactions                            (8,838,090)        2,406,913
                                        ------------       -----------

 Total increase in net assets             21,124,615        12,779,836

NET ASSETS:
 Beginning of year                        97,153,526        84,373,690
                                        ------------       -----------
 End of year (including
  undistributed net investment
  income of $251,985 and
  $450,827, respectively)               $118,278,141       $97,153,526
                                        ============       ===========



NOTES TO FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES

    Sentry Fund, Inc. (Fund) is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements.

    The following summarizes the significant accounting policies of the Fund.

    Security Valuation -- Securities traded on any national securities exchange or over-the-counter market are valued at the last reported sales price; short-term securities are stated at amortized cost, which approximates current value.

    Federal Income and Excise Taxes -- No provision for Federal income or excise taxes is considered necessary since the Fund intends to distribute to its shareholders substantially all of its taxable income, and to otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

    Investment Income and Security Transactions -- Security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date and the record date, respectively. Interest income is recognized when earned. Realized gains and losses from securities transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.


               See accompanying notes to financial statements

2.  CAPITAL SHARES

    At October 31, 1997, there were 10,000,000 shares of $1 par value capital stock authorized. Transactions in capital stock for the years ended October 31, 1997 and 1996 were as follows:

                                                                                 1997                1996
                                                                             ------------       ------------
         Shares sold                                                             301,671          1,259,981
         Shares issued to shareholders in reinvestment of distributions          302,598            412,197
                                                                             ------------       ------------
                                                                                 604,269          1,672,178
         Shares redeemed                                                      (1,005,067)        (1,511,484)
                                                                             ------------       ------------
           Net (decrease) increase in shares outstanding                        (400,798)          160,694
                                                                             ============       ============

3.  PURCHASES AND SALES OF SECURITIES

    Purchases and sales of common stock during the year ended October 31, 1997 aggregated $41,665,786 and $57,505,594, respectively.

4.  INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

    Under terms of its investment advisory agreement with Sentry Investment Management, Inc., the Fund pays an advisory fee equal to .75% of the average daily net asset value of the Fund. However, under the terms of the agreement, if the total annual expenses of the Fund (excluding taxes, portfolio brokerage commissions and interest, but including investment advisory fees) exceed 1-1/2% of the first $30,000,000 and 1% of the balance of the average daily net asset value of the Fund in any one fiscal year, the investment adviser will reimburse the Fund for such excess. Expenses did not exceed the applicable limitation for the year ended October 31, 1997.

    Sentry Equity Services, Inc., (SESI), as principal underwriter of the Fund, paid $25,917 in commissions to sales representatives for the year ended October 31, 1997. In addition, SESI also acts as transfer agent and receives annual fees from the Fund of $8.50 per shareholder account.

    As of October 31, 1997, Sentry Insurance and the Sentry 401K Plan held 21% and 37%, respectively, of the Fund's outstanding capital stock.

5.  DISTRIBUTIONS TO SHAREHOLDERS

    Net realized gains from security transactions are distributed to shareholders by the end of the succeeding year, unless there are capital loss carryovers which may be applied against such realized gains. On December 18, 1996 and June 11, 1997, the Fund distributed $4,583,693 ($.86 per share) and $275,399 ($.05 per share) related to net realized capital gains. Undistributed realized capital gains and net investment income as of October 31, 1997 will be paid out on December 18, 1997. On December 18, 1996, and June 11, 1997, the Fund distributed $586,286 ($.11 per share) and $275,399 ($.05 per share), respectively, from net investment income.

6.  INCOME TAX INFORMATION

    Unrealized gains and losses on investment securities for both financial statement and Federal income tax purposes at October 31, 1997 were as follows:

         Gross unrealized gains         $56,416,545
         Gross unrealized losses          2,656,523
                                        -----------
              Net                       $53,760,022
                                        ===========


    The aggregate investment cost for both financial statement and Federal income tax purposes at October 31, 1997 was $64,206,796.

FINANCIAL HIGHLIGHTS

    The following presents information relating to a share of capital stock of the Fund outstanding for the entire period:


                                                        Year Ended October 31,
                                              1997         1996      1995       1994         1993
                                            -------       ------     -----     ------        -----
Net Asset Value, Beginning of Period       $  18.19       $16.29     $15.39     $15.93       $15.17
                                           --------      -------    -------    -------      -------

Income From Investment Operations
---------------------------------
 Net Investment Income                          .13          .17        .18        .18          .23
 Net Realized and Unrealized Gains
  on Investments                               6.70         3.01       1.65        .53         1.12
                                           --------      -------    -------    -------      -------
Total from Investment Operations               6.83         3.18       1.83        .71         1.35


Less Distributions
------------------
 Dividends From Net Investment Income          (.16)        (.17)      (.17)      (.22)        (.23)
 Distribution From Net Realized Gains          (.91)       (1.11)      (.76)     (1.03)        (.36)
                                           --------      -------    -------    -------    ---------
Total Distributions                           (1.07)       (1.28)      (.93)     (1.25)        (.59)

Net Asset Value End of Period                $23.95       $18.19     $16.29     $15.39       $15.93
                                           ========      =======    =======    =======    =========
Total Return                                 39.23%       20.60%     12.97%      4.86%        9.17%

Net Assets, End of Period (in Thousands)   $118,278      $97,154    $84,374    $79,622      $76,315
Ratio of Expenses to Average Net Assets        .83%         .84%       .86%       .86%         .87%
Ratio of Net Investment Income to
 Average Net Assets                            .61%         .95%      1.17%      1.19%        1.48%
Portfolio Turnover Rate                      40.75%       28.28%     26.54%     16.31%       22.34%

*Average Commission Rate                    $   .04        $ .03


*Disclosure required, effective for reporting periods beginning after September 1, 1995.

INDEPENDENT ACCOUNTANTS' REPORT

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF SENTRY FUND, INC.:

We have audited the accompanying statement of assets and liabilities of Sentry Fund, Inc., including the portfolio of investment securities, as of October 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Sentry Fund, Inc. as of October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.



/s/COOPERS & LYBRAND LLP


Chicago, Illinois
November 21, 1997

                      1997 FEDERAL INCOME TAX INFORMATION

Long term capital gains are taxable to shareholders as long term capital gains, regardless of how long a person has been a shareholder. In order to avoid an excise tax on undistributed amounts, the Fund must declare by the end of the calendar year a dividend representing 98% of its ordinary income for the calendar year and 98% of its net capital gains for the period of November 1 of the previous year through October 31 of the current year. Capital gains and income distributions declared and made payable to shareholders of record before the end of the calendar year will be "deemed" to have been received by the shareholders on December 31 so long as the dividends are actually paid during January of the following year.

For individual tax information, shareholders should consult their own tax advisors.

                                    PART C

                                     PART C

                                OTHER INFORMATION

ITEM 24

         (a)      Financial Statements of Sentry Fund, Inc.

                  Included in Part A:

                     Financial Highlights

                  Included in Part B:

                     Portfolio of Investment Securities, October 31, 1997

                     Statement of Assets and Liabilities, October 31, 1997

                     Statement of Operations for the Year Ended October 31, 1997

                     Statements of Changes in Net Assets for the Years Ended
                           October 31, 1997 and 1996

                     Notes to Financial Statements

                     Financial Highlights

                     Independent Accountants' Report











All other schedules not included have been omitted as they are not applicable or the information required is shown elsewhere in the financial statements.

ITEM 24
         (b)      Exhibits

                  1.       Articles of Incorporation of Registrant*

                  2.       (a)      Bylaws of Registrant*
                           (b)      Rules and Regulations adopted by Board of Directors*

                  3.       None

                  4.       Specimen Stock Certificate*

                  5.       Investment Advisory Agreement with Sentry Investment Management, Inc. dated March 1, 1991*

                  6.       (a)      Underwriter Agreement with Sentry Equity Services, Inc. dated December 4, 1990*
                           (b)      Form of Dealer Agreement*

                  7.       None

                  8.       Custodian Agreement with Citibank, N.A. dated May 1, 1989*

                  9.       (a)      Agency Agreement with Sentry Equity Services, Inc. dated May 14, 1970*
                           (b)      Name Agreement with Hardware Mutual Casualty Company dated May 9, 1969*
                           (c)      Agreement between Sentry Equity Services, Inc. and Hardware Mutual Casualty Company
                                    dated May 14, 1970*

                  10.      Opinion and Consent of Vedder, Price, Kaufman & Kammholz, Counsel for Registrant, dated May 15,
                           1970*

                  11.      Consent of Coopers & Lybrand L.L.P.

                  12.      None

                  13.      Subscription Agreement executed by Sentry Life Insurance Company dated July 9, 1969*

                  14.      (a)      Model Keogh Plan, Custodial Agreement and Adoption Agreement*
                           (b)      Model Individual Retirement Custodial Account*
                           (c)      Model IRA Disclosure Statement*
                           (d)      Model Roth Individual Retirement Custodial Account
                           (e)      Model Education Individual Retirement Custodial Account

                  15.      None

                  16.      Performance Computation Schedule*

                  17.      Financial Data Schedule**

                  18.      None



**    Items 1, 2(a), 2(b), 4, 5, 6(a), 6(b), 8, 9(a), 9(b), 9(c), 10, 13, 14(a),
      14(b), 14(c), and 16 are incorporated herein by reference to such items in the Registration Statement under the Securities Act of 1933 of Registrant in Amendment No. 34 to Form N-1A filed on or about February 28, 1997.

** Item 17 is incorporated by reference to such item in the Form N-SAR filing made by Registrant on December 30, 1997.

ITEM 25. Persons Controlled by or under Common Control with Registrant

         The following is a description of all persons who might be considered to be directly or indirectly controlled by or under common control with the
Registrant:



1. Sentry Insurance a Mutual Company ("Sentry Insurance"), a Wisconsin corporation, is affiliated with the Registrant, a Maryland corporation.

2.       Sentry Insurance is also affiliated with Sentry Insurance Foundation,
         Inc., a Wisconsin corporation.

3. Sentry Insurance is also affiliated with Sentry Lloyd's of Texas, a Texas Lloyd's corporation.

4.       The following companies are wholly-owned subsidiaries of Sentry Insurance:

         (a)      Middlesex Insurance Company ("Middlesex"), a Wisconsin corporation;
         (b)      Dairyland Insurance Company ("Dairyland"), a Wisconsin corporation;
         (c)      Sentry Life Insurance Company ("Sentry Life"), a Wisconsin corporation;
         (d)      Parker Stevens Agency, Inc., a Wisconsin corporation;
         (e)      Parker Stevens Agency of Mass., Inc., a Massachusetts corporation;
         (f)      Sentry Investment Management, Inc., a Delaware corporation;
         (g)      Sentry Equity Services, Inc., a Delaware corporation;
         (h)      Sentry Services, Inc., a Wisconsin corporation;
         (i)      Sentry Aviation Services, Inc., a Wisconsin corporation; and
         (j)      WAULECO, Inc., a Wisconsin corporation.

5.       Patriot General Insurance Company, a Wisconsin corporation, is a wholly-owned subsidiary of Middlesex.

6. Sentry Life Insurance Company of New York, a New York corporation, is a wholly-owned subsidiary of Sentry Life.

7.       Dairyland County Mutual Insurance Company of Texas, a Texas corporation, is affiliated with Dairyland.


ITEM 26.    Number of Holders of Securities  (As of January 15, 1998)

Title of Class                                       Number of Record Holders
--------------                                       ------------------------
Common Stock, $1.00 par value                                  2,800

ITEM 27. Indemnification

         The Maryland General Corporation Law, Section 2-418 provides for indemnification of directors, officers, employees and agents. Officers, directors, employees and agents of the Fund will be indemnified to the fullest extent allowed by Maryland law.

         Article VII, Section "H" of the Registrant's Articles of Incorporation provides that the Registrant will indemnify its directors and officers against expenses, judgments, fines and settlements reasonable incurred by them by reason of their offices, provided that such persons acted in good faith and subject to other specified conditions. In addition, the same section of the Articles permits the Registrant to purchase insurance against certain liabilities of directors and officers.

         In accordance with Section 17(h) of the Investment Company Act, this provision of the Articles shall not protect any person against any liability to the Registrant or its stockholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling persons of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

         The Registrant participates in an insurance policy covering the Registrant and the Investment Adviser and their respective directors, officers, and employees against certain liabilities arising out of acts, omissions and breaches of duty in connection with their offices and employment with such entities. This insurance policy has limits of $2,500,000 per occurrence and $10,000,000 in the aggregate.

ITEM 28. Business and Other Connections of Investment Adviser

         Sentry Investment Management, Inc., the investment adviser of the Registrant, also acts as investment adviser to other companies (primarily insurance companies) affiliated with the adviser.

         The following table describes all other business, professions, vocations and employments of a substantial nature in which each director or officer of the adviser is, or has been during the past two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner or trustee. The principal business address for the companies listed is 1800 North Point Drive, Stevens Point, Wisconsin 54481.




                          Capacity with
                         Sentry Investment                      Substantial Business
     Name                Management, Inc.                      and Other Connections
     ----                -----------------                     ----------------------
Steven R. Boehlke          Director and                       President of Sentry Fund,
                           President                          Inc.; Vice President-
                                                              Investments of Sentry
                                                              Insurance a Mutual Company
                                                              ("Sentry Insurance"); and a
                                                              director of various other
                                                              companies in the Sentry Group

Larry C. Ballard           Director (Chairman                 Chairman of the Board of
                           of the Board)                      of Sentry Insurance; Chairman
                                                              of the Board of Sentry Life
                                                              Insurance Company; and a
                                                              director of various other
                                                              companies in the Sentry Group.

William M. O'Reilly        Secretary and Director             Vice President, General
                                                              Counsel and Corporate
                                                              Secretary of Sentry Insurance;
                                                              Secretary of Sentry Fund,
                                                              Inc.; and an officer and a
                                                              director of various other
                                                              companies in the Sentry Group.

William J. Lohr            Treasurer                          Vice President and Treasurer
                                                              of Sentry Insurance, and
                                                              Treasurer and Director of
                                                              various companies in the
                                                              Sentry Group

Dale R. Schuh              Director                           Chief Executive Officer and
                                                              President of Sentry Insurance,
                                                              and an officer or a director
                                                              of various other companies in
                                                              the Sentry Group.


ITEM 29.          Principal Underwriter

         (a)      None

         (b) The principal business address of each director and officer of the principal underwriter is 1800 North Point Drive, Stevens
                  Point, Wisconsin 54481. Other required information is as follows:



         (1)                             (2)                                  (3)
        Name                        Positions and                       Positions and
       ------                 Offices with Underwriter             Offices with Registrant
                              ------------------------             -----------------------

John A. Stenger                     President                          Vice President

David M. Potts                      Vice President                     None

William J. Lohr                     Treasurer                          Treasurer and Director

William M. O'Reilly                 Secretary                          Secretary

Larry C. Ballard                    Director (Chairman                 None
                                    of the Board)

Dale R. Schuh                       Director                           Director (Chairman
                                                                       of the Board)

     (c)  Inapplicable.


ITEM 30.  Location of Accounts and Records

    All accounts, books and other documents are maintained at the offices of Sentry Equity Services, Inc., 1800 North Point Drive, Stevens Point, Wisconsin 54481.

ITEM 31.  Management Services

          None.

ITEM 32.  Undertakings

          The Registrant hereby undertakes to furnish each person to whom a Prospectus is delivered a copy of the Registrant's latest Annual Report to Shareholders, upon request and without charge.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that this amendment to its Registration Statement meets all the requirements for effectiveness of this Registration pursuant to Rule 485(b) under the Securities Act of 1933, and has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Stevens Point, and State of Wisconsin, on February 9, 1998.

                                             SENTRY FUND, INC., Registrant


                                             BY:   s/ Steven R. Boehlke
                                                   ----------------------------
                                                   Steven R. Boehlke, President

         Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Principal Executive Officers and Directors                     Date
------------------------------------------                     ----


s/ Dale R. Schuh                                        February 20, 1998
------------------------------------------           -----------------------
Dale R. Schuh, Director and Chairman
of the Board (Principal Executive Officer)



s/ Steven R. Boehlke                                    February 20, 1998
------------------------------------------           -----------------------
Steven R. Boehlke, President



s/ William J. Lohr                                      February 20, 1998
------------------------------------------           -----------------------
William J. Lohr, Treasurer and Director
(Principal Financial Officer)



s/ John A. Stenger                                      February 20, 1998
------------------------------------------           -----------------------
John A. Stenger, Vice President



s/ William M. O'Reilly                                  February 20, 1998
------------------------------------------           -----------------------
William M. O'Reilly, Secretary



s/ David W. Graebel                                     February 20, 1998
------------------------------------------           -----------------------
David W. Graebel, Director



s/ Thomas R. Copps                                      February 20, 1998
------------------------------------------           -----------------------
Thomas R. Copps, Director



s/ Steven J. Umland                                     February 20, 1998
------------------------------------------           -----------------------
Steven J. Umland, Director

                                INDEX TO EXHIBITS

                                    Exhibits

         1.       Articles of Incorporation of Registrant*

         2.       (a)      Bylaws of Registrant*
                  (b)      Rules and Regulations adopted by Board of Directors*

         3.       None

         4.       Specimen Stock Certificate*

         5.       Investment Advisory Agreement with Sentry Investment Management, Inc. dated March 1, 1991*

         6.       (a)      Underwriter Agreement with Sentry Equity Services, Inc. dated December 4, 1990*
                  (b)      Form of Dealer Agreement*

         7.       None

         8.       Custodian Agreement with Citibank, N.A. dated May 1, 1989*

         9.       (a)      Agency Agreement with Sentry Equity Services, Inc. dated May 14, 1970*
                  (b)      Name Agreement with Hardware Mutual Casualty Company dated May 9, 1969*
                  (c)      Agreement between Sentry Equity Services, Inc. and Hardware Mutual Casualty Company
                           dated May 14, 1970*

         10.      Opinion and Consent of Vedder, Price, Kaufman & Kammholz, Counsel for Registrant, dated May 15,
                  1970*

         11.      Consent of Coopers & Lybrand L.L.P.

         12.      None

         13.      Subscription Agreement executed by Sentry Life Insurance Company dated July 9, 1969*

         14.      (a)      Model Keogh Plan, Custodial Agreement and Adoption Agreement*
                  (b)      Model Individual Retirement Custodial Account*
                  (c)      Model IRA Disclosure Statement*
                  (d)      Model Roth Individual Retirement Custodial Account
                  (e)      Model Education Individual Retirement Custodial Account

         15.      None

         16.      Performance Computation Schedule*

         17.      Financial Data Schedule**

         18.      None


**    Items 1, 2(a), 2(b), 4, 5, 6(a), 6(b), 8, 9(a), 9(b), 9(c), 10, 13, 14(a),
      14(b), 14(c), and 16 are incorporated herein by reference to such items in the Registration Statement under the Securities Act of 1933 of Registrant in Amendment No. 34 to Form N-1A filed on or about February 28, 1997.

** Item 17 is incorporated by reference to such item in the Form N-SAR filing made by Registrant on December 30, 1997.